MANNING & NAPIER FUND, INC.

(the “Fund”)

Pro-Blend Conservative Term Series – Class I, L, R, S, W and Z

Pro-Blend Moderate Term Series – Class I, L, R, S, W and Z

Pro-Blend Extended Term Series – Class I, L, R, S, W and Z

Pro-Blend Maximum Term Series – Class I, L, R, S, W and Z

(together, the “Pro-Blend Series”)

Equity Series – Class S and W

Overseas Series – Class I, S and Z

(together with the Pro-Blend Series, the “Series”)

Supplement dated October 30, 2025 to:

●	the Summary Prospectuses dated March 1, 2025 for the Series (the “Summary Prospectuses”); and,
●	the Prospectuses dated March 1, 2025 for the Series (the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and the Prospectuses and should be read in conjunction with the Summary Prospectuses and the Prospectuses.

Effective October 24, 2025, the portfolio management teams of the Series changed as follows:

1.	James Slentz, CFA® and Jacob Boak, CFA® became members of the Series’ portfolio management teams.

Accordingly, effective immediately, the Summary Prospectuses and the Prospectuses are hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the “Portfolio Managers” section of the Series’ Summary Prospectuses, and the corresponding section of the Series’ Prospectuses:

James Slentz, CFA®

Managing Director, Technology Group, has managed the Series since 2025.

Jacob Boak, CFA®

Managing Director, Consumer Group, has managed the Series since 2025.

2.	The following disclosure is hereby added to the “Portfolio Managers” sub-section in the “Management” section of the Series’ Prospectuses:

James Slentz, CFA®, Managing Director, Technology Group

Joined the Advisor in 2010. Managing Director, Technology Group since 2023. Previous positions held in the last five years: Senior Analyst, 2018-2023. Member of the Series’ Portfolio Management Team since 2025.

Jacob Boak, CFA®, Managing Director, Consumer Group

Joined the Advisor in 2008. Managing Director, Consumer Group since 2023. Previous positions held in the last five years: Senior Analyst, 2016-2023. Member of the Series’ Portfolio Management Team since 2025.

In conjunction with these changes, effective immediately:

1.	The first paragraph in the “Portfolio Managers” section of the Pro-Blend Series’ Summary Prospectuses, and the corresponding section of the Pro-Blend Series’ Prospectuses, is hereby deleted and replaced with the following:

The Series’ Portfolio Managers are jointly and primarily responsible for managing the overall asset allocation of the Series and approving the Series’ equity and fixed income investments to construct the Series’ portfolio.

2.	The second paragraph in the “More Information About the Series’ Principal Investment Strategies and Principal Risks – The Advisor’s Investment Strategies” section of the Pro-Blend Series’ Prospectuses is hereby deleted and replaced with the following:

The Series’ Portfolio Managers allocate each Series’ assets to equity, fixed income and cash investments based on the Series’ investment goals and objectives, as well as the team’s assessment of equity valuations and other market and economic factors. For instance, the Series’ Portfolio Managers will generally increase the Series’ equity exposures during periods of lower market valuations, and decrease the Series’ equity exposures during periods of higher market valuations. The Portfolio Managers will generally adjust the Series’ derivatives holdings based on their expectations regarding interest rates, market volatility and the derivatives markets.

3.	The references to “Quantitative Strategies Group” in the “More Information About the Series’ Principal Investment Strategies and Principal Risks—Equity Selection Process” section of the Pro-Blend Series’ Prospectus is hereby deleted and replaced with “Advisor”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 10.30.2025